UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2005

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-118873	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 Capitol Landing Road

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

The Company reported in a Form 8-K filed on July 28, 2005 that it would file pro forma financial statements and financial statements of the Hilton Jacksonville Riverfront Hotel (the “Hotel”). This Form 8-K/A is being filed to reflect such pro forma financial information and financial statements. This Form 8-K/A effects no other change. We are not aware of any material factors relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.

On July 22, 2005, an indirect subsidiary of the Company acquired the 292-room hotel in Jacksonville, Florida from BIT Holdings Seventeen, Inc., an affiliate of the AFL-CIO Building Investment Trust (the “Trust”), for an aggregate price of $22 million. Material factors considered by us in the acquisition include historical and prospective financial performance of the Hotel, local and regional demographics, location and competition, the condition of the Hotel and the related anticipated level of capital expenditures required. The Trust, which has engaged Mercantile Safe Deposit and Trust Company as trustee, financed a portion of the purchase price by extending a $18 million mortgage loan (the “Loan”) to the purchaser. Pursuant to the terms of a Purchase Sale and Contribution Agreement dated May 20, 2005, MHI Hotels, LLC (“MHI Hotels”), an affiliate of MHI Hotels Services LLC, contributed furniture, fixtures and equipment used in the operation of the Hotel and assigned its leasehold interest and other rights relating to the property to the purchaser in exchange for 90,569 units in our operating partnership, MHI Hospitality L.P. (the “Operating Partnership”), valued at approximately $913,000. The remaining portion of the purchase price was paid in cash utilizing proceeds from the Company’s initial public offering and from the mortgage financing.

The number of units issued by the Operating Partnership to MHI Hotels was determined by dividing the agreed-upon value of MHI Hotels’ interest in the former operating lease for the Hotel determined pursuant to the terms of such lease, by the average of the last reported trade price for the Company’s common stock for the ten trading day period prior to the Closing. MHI Hotels previously had leased the Hotel from the seller pursuant to a long-term lease. MHI Hotels is indirectly owned by Andrew M. Sims, Kim E. Sims, Christopher L. Sims and William Zaiser each of whom is an officer and/or director of the Company. The Company’s Audit Committee, which consists of independent members of the Company’s Board of Directors, approved the terms of the transaction with respect to MHI Hotels.

The Company will pursue a $3.0 million capital improvement program for the Hotel, which will be funded by a portion of the proceeds from the Company’s initial public offering.

The property will be managed by MHI Hotels Services LLC, which has managed the Hotel since its acquisition by the seller in December 1995.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of the Hilton Jacksonville Riverfront Hotel

1.	Report of Independent Registered Public Accounting Firm

2.	Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004

3.	Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2005 (Unaudited) and the Year Ended December 31, 2004

(b)	Pro Forma Consolidated Financial Statements (Unaudited) of MHI Hospitality Corporation and Subsidiaries

1.	Pro Forma Consolidated Balance Sheet as of June 30, 2005 (Unaudited)

2.	Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2005 (Unaudited)

3.	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 (Unaudited)

4.	Notes to Pro Forma Consolidated Financial Statements

(c)	Exhibits.

None.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

MHI Hospitality Corporation

Williamsburg, Virginia

We have audited the accompanying Statement of Revenues and Certain Expenses (as defined in note 2) of the property known as the Hilton Jacksonville Riverfront Hotel (as defined in note 1), located in Jacksonville, Florida (the Hotel) for the year ended December 31, 2004 (the Historical Summary). This Historical Summary is the responsibility of the Hotel’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of management’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X as described in note 2 and is not intended to be a complete presentation of the Hotel’s revenues and expenses. As described in note 2, the accompanying Statement of Revenues and Certain Expenses excludes some expenses of the Hotel and may not be comparable with those resulting from the proposed future operations of the Hotel.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses (as defined in note 2) of the Hotel for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF Witt Mares, PLC

Williamsburg, Virginia
September 28, 2005

HILTON JACKSONVILLE RIVERFRONT HOTEL

Statements of Revenues and Certain Expenses

For the Six Months Ended June 30, 2005 (Unaudited) and

the Year Ended December 31, 2004

	Six months ended June 30, 2005	Year Ended December 30, 2004
	(unaudited)
REVENUES
Rooms department	$4,633,160	$7,472,831
Food and beverage department	1,797,153	2,916,035
Other operating departments	481,050	783,699

Total revenue	6,911,363	11,172,565

CERTAIN EXPENSES
Rooms department	1,137,983	2,035,840
Food and beverage department	1,252,094	2,249,631
Other operating departments	77,458	153,131
Indirect expenses	2,328,320	4,036,620

Total expenses	4,795,855	8,475,222

Excess of revenues over certain expenses	$2,115,508	$2,697,343

The accompanying notes are an integral part of these financial statements.

HILTON JACKSONVILLE RIVERFRONT HOTEL

Notes to Statements of Revenues and Certain Expenses

For the Six Months Ended June 30, 2005 (Unaudited)

and the Year Ended December 31, 2004

1. Nature of the Property’s Business

The Hilton Jacksonville Riverfront Hotel (the “Hotel”) is a full-service lodging facility in downtown Jacksonville, Florida with access to the St. John’s River. The 292-room hotel has approximately 12,000 square feet of meeting space, an outdoor swimming pool and fitness center. The Hotel was originally constructed in 1967 with the last major renovation completed in 1997.

On July 22, 2005, an indirect subsidiary of the Company acquired the Hotel from BIT Holdings Seventeen, Inc., an affiliate of the AFL-CIO Building Investment Trust (the “Trust”), for an aggregate price of $22 million. The Trust, which has engaged Mercantile Safe Deposit and Trust Company as trustee, financed a portion of the purchase price by extending a $18 million mortgage loan (the “Loan”) to the purchaser. Pursuant to the terms of a Purchase Sale and Contribution Agreement dated May 20, 2005, MHI Hotels, LLC (“MHI Hotels”), an affiliate of MHI Hotels Services LLC, contributed furniture, fixtures and equipment used in the operation of the Hotel and assigned its leasehold interest and other rights relating to the property to the purchaser in exchange for 90,569 units in the operating partnership, MHI Hospitality L.P. (the “Operating Partnership”), valued at approximately $913,000. The remaining portion of the purchase price was paid in cash utilizing proceeds from the Company’s initial public offering and from the Loan.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation – The Statements of Revenues and Certain Expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which gives special instructions for real estate operations to be acquired. The Historical Summary includes the historical revenues and certain expenses of the Hotel, exclusive of mortgage interest, interest income and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Hotel.

Revenue Recognition – Revenues from operations of the hotels are recognized when the services are provided. Revenues consist of room sales, food and beverage sales, and other hotel department revenues, such as telephone, rooftop leases and gift shop sales and rentals.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable – Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are reserved for when identified.

3. Commitments and Contingencies

Submerged Land Lease - The Hotel leases certain submerged land in the Saint Johns River in front of the Hotel from the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida. The submerged land is leased under a five-year operating lease, which expires September 18, 2007. Rent expense for the six months ended June 30, 2005 and the year ended December 31, 2004 was $2,188 and $4,376, respectively.

Franchise Agreements – The Hotel signed a license agreement with Hilton Inns, Inc. (“Hilton”) on December 13, 1995, that provides use of the Hilton name, reservation system, training, operating methods, and sales and marketing programs. The Company pays Hilton a franchise fee of 5% of gross rooms revenue. Fees expensed under this agreement for the six months ended June 30, 2005 and the year ended December 31, 2004 totaled $234,146 and $379,160, respectively. The agreement expires no later than March 2006.

The Hotel also signed a license agreement with Holiday Hospitality Franchising, Inc. (“Holiday Inn”) on June 7, 2005 that provides use of the Holiday Inn name, reservation system, training, operating methods, and sales and marketing programs. The Company will pay Intercontinental a franchise fee of 5% of gross rooms revenue. The term of the agreement will commence when the franchise standards have been satisfied and will expire in June 2015.

MHI HOSPITALITY CORPORATION

Pro Forma Consolidated Balance Sheet

as of June 30, 2005 (Unaudited)

	Historical MHI Hospitality (1)	Hilton Jacksonville (2)	Pro Forma MHI Hospitality
ASSETS
Investment in hotel properties, net	$80,160,916	$22,472,806	$102,633,722
Cash and cash equivalents	7,900,256	(6,559,324)	1,340,932
Restricted cash	1,063,085	3,000,000	4,063,085
Accounts receivable	2,267,990	—	2,267,990
Accounts receivable-affiliate	42,751	—	42,751
Prepaid expenses, inventory and other assets	2,573,419	—	2,573,419
Shell Island lease purchase, net	3,294,118	—	3,294,118
Deferred financing costs, net	213,860	—	213,860

TOTAL ASSETS	$97,516,395	$18,913,482	$116,429,877

LIABILITIES
Mortgage loans	$25,195,851	$18,000,000	$43,195,851
Accounts payable and accrued expenses	4,100,132	—	4,100,132
Dividends and distributions payable	1,790,248	—	1,790,248
Advance deposits	487,325	—	487,325

TOTAL LIABILITIES	31,573,555	18,000,000	49,573,555

Minority Interest in Operating Partnership	21,568,430	913,482	22,481,912

OWNERS’ EQUITY
Preferred stock , par value $0.01, 1,000,000 shares authorized, 0 shares issued and outstanding	—	—	—
Common stock , par value $0.01, 49,000,000 shares authorized, 6,704,000 shares and 6,004,000 shares issued and outstanding at March 31, 2005 and December 31, 2004	67,040	—	67,040
Additional paid in capital	47,760,347	—	47,760,347
Accumulated deficit	(3,452,978)	—	(3,452,978)

TOTAL OWNERS’ EQUITY	44,374,410	—	44,374,410

TOTAL LIABILITIES AND OWNERS’ EQUITY	$97,516,395	$18,913,482	$116,429,877

MHI HOSPITALITY CORPORATION

Notes to Pro Forma Consolidated Balance Sheet

As of June 30, 2005

(Unaudited)

(1)	Reflects the historical consolidated balance sheet of the Company as of June 30, 2005. Please refer to MHI Hospitality Corporation’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005.

(2)	Reflects the acquisition of the Hilton Jacksonville Riverfront Hotel. The purchase price was approximately $22.0 million and has been allocated among land, building and personal property including furniture, fixtures and equipment based on the preliminary purchase price allocation performed pursuant to Statement of Financial Accounting Standards No. 141, Business Combination (SFAS No. 141). The building is depreciated over 39 years and the personal property over an average useful life of 7 years.

The acquisition was principally financed through the extension of an $18.0 million loan from an affiliate of the seller. The non-amortizing note bears interest at the rate of 8.0% and matures five years from the date of closing. The note is pre-payable any time after the fourth anniversary of closing. In addition, MHI Hotels, LLC (“MHI Hotels”), an affiliate of MHI Hotels Services LLC, contributed furniture, fixtures and equipment used in the operation of the Hotel and assigned its leasehold interest and other rights relating to the property to the purchaser in exchange for 90,569 units in our operating partnership, MHI Hospitality L.P. (the “Operating Partnership”), valued at approximately $913,000.

At closing, the Company placed $3.0 million into a restricted account to be used in a capital improvement program for the Hotel.

MHI HOSPITALITY CORPORATION

Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2005 (Unaudited)

	Historical MHI Hospitality (1)	Hilton Jacksonville (2)	Pro Forma Adjustments		Pro Forma MHI Hospitality
REVENUE
Rooms department	$17,795,094	$4,633,160	$—		$22,428,254
Food and beverage department	7,799,687	1,797,153	—		9,596,840
Other operating departments	1,131,054	481,050	—		1,612,104

Total revenue	26,725,835	6,911,363	—		33,637,198

EXPENSES
Hotel operating expenses
Rooms department	4,882,874	1,137,983	—		6,020,857
Food and beverage department	5,385,323	1,252,094	—		6,637,417
Other operating departments	347,706	77,458	—		425,164
Indirect	9,456,930	2,328,320	(34,581	)(3)	11,750,669

Total hotel operating expenses	20,072,833	4,795,855	(34,581)		24,834,107

Depreciation and amortization	1,951,906	—	247,234	(4)	2,199,140
Renovation expenses	604,839	—	—		604,839
Corporate general and administrative	965,167	—	—		965,167

Total operating expenses	23,594,745	4,795,855	212,653		28,603,254

OPERATING INCOME	3,131,090	2,115,508	(212,653)		5,033,944

Other income (expense)
Interest expense	(1,035,610)	—	(720,000	)(5)	(1,755,610)
Interest income	101,658	—	—		101,658

Income (loss) before minority interest in operating partnership and income taxes	2,197,138	2,115,508	(932,653)		3,379,992

Minority interest in operating partnership	(783,818)	—	(398,748	)(6)	(1,182,566)
Provision for income tax	(52,715)	—	(139,500	)(7)	(192,215)

NET INCOME	$1,360,604	$2,115,508	$(1,470,901)		$2,005,211

Income per share	$0.21				$0.30

Weighted average number of shares outstanding	6,630,519				6,630,519

MHI HOSPITALITY CORPORATION

Notes to Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2005

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the six months ended June 30, 2005. Please refer to MHI Hospitality Corporation’s historical financial statement and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2005.

(2)	Reflects the historical summary of gross income and direct operating expenses for the Hilton Jacksonville Riverfront Hotel acquisition for the six months ended June 30, 2005. Costs such as depreciation and amortization as well as mortgage interest were excluded from the historical summary. See Notes 4 and 5 below.

(3)	Reflects the reduction of management fees from 2.5% of gross revenue down to 2.0% of gross revenue according to the management agreement with MHI Hotels Services, LLC. Management fees will increase to 2.5% in 2007 and 3.0% in 2008 and thereafter.

(4)	Reflects the depreciation of the building (over 39 years) and furniture, fixtures and equipment (over an average of 7 years) based on the preliminary purchase price allocation in accordance with SFAS No. 141.

(5)	Reflects the incremental interest expense related to the $18.0 million mortgage extended by an affiliate of the seller. See Note 2 to the Pro Forma Consolidated Balance Sheet.

(6)	Reflects the adjustment to establish an average minority interest of approximately 37.1%. Average minority interest is calculated as if the 90,569 units in the operating partnership had been distributed at the beginning of the period.

(7)	Reflects the change in income tax expense related to MHI Hospitality TRS, LLC the Company’s wholly owned taxable REIT subsidiary. MHI Hospitality TRS, LLC, which leases the Company’s hotels from the Operating Partnership, is subject to federal and state income taxes.

MHI HOSPITALITY CORPORATION

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004 (Unaudited)

	Historical MHI Hospitality Period From December 21, 2004 to December 31, 2004 (1)	The Predecessor Period From January 1, 2004 to December 20, 2004 (2)	Hilton Jacksonville (3)	2004 Acquisitions (4)	Pro Forma Adjustments		Pro Forma MHI Hospitality
REVENUE
Rooms department	$438,603	$16,859,415	$7,472,831	$14,991,816	$—		$39,762,665
Food and beverage department	191,609	8,123,306	2,916,035	5,351,297	—		16,582,247
Other operating departments	28,946	889,144	783,699	1,554,229	—		3,256,018

Total revenue	659,158	25,871,865	11,172,565	21,897,342	—		59,600,930

EXPENSES
Hotel operating expenses
Rooms department	156,380	4,336,704	2,035,840	4,343,147	—		10,872,071
Food and beverage department	196,817	5,767,897	2,249,631	3,977,812	—		12,192,157
Other operating departments	10,174	454,037	153,131	415,371	—		1,032,713
Indirect	608,706	9,692,125	4,036,620	8,796,482	(477,550	)(5)	22,656,383

Total hotel operating expenses	972,077	20,250,763	8,475,222	17,532,812	(477,550)		46,753,324

Depreciation and amortization	172,899	1,714,734	—	—	2,334,149	(6)	4,221,782
Corporate general and administrative
Startup costs	722,550	—	—	—	—		722,550
Management restructuring fee	2,000,000	—	—	—	—		2,000,000
Other	1,080,068	—	—	—	—		1,080,068

Total operating expenses	4,947,594	21,965,497	8,475,222	17,532,812	1,856,599		54,777,724

OPERATING INCOME	(4,288,436)	3,906,368	2,697,343	4,364,530	(1,856,599)		4,823,206
Other income (expense)
Interest expense	(57,437)	(2,228,427)	—	—	(1,221,668	)(7)	(3,507,532)
Interest income	340	1,753	—	—	—		2,093
Loss from minority interests	—	(90,877)	—	—	90,877	(8)	—

Income (loss) before minority interest in operating partnership and income taxes	(4,345,533)	1,588,817	2,697,343	4,364,530	(2,987,391)		1,317,767
Minority interest in predecessor company	—	(595,539)	—	—	595,539	(9)	—
Minority interest in operating partnership	1,611,311	—	—	—	(2,524,885	)(10)	(913,574)
Provision for income tax	200,000	—	—	—	299,752	(11)	499,752

NET INCOME	$(2,534,222)	$993,278	$2,697,343	$4,364,530	$(4,616,984)		$903,945

Income per share	$(0.42)						$0.15
Weighted average number of shares outstanding	6,004,000						6,004,000

MHI HOSPITALITY CORPORATION

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the period December 21 to December 31, 2004. Please refer to MHI Hospitality Corporation’s historical financial statement and notes thereto included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2004.

(2)	Reflects the historical consolidated statement of operations of the Predecessor for the period January 1 to December 20, 2004. Please refer to MHI Hospitality Corporation’s historical financial statement and notes thereto included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2004.

(3)	Reflects the historical summary of gross income and direct operating expenses for the Hilton Jacksonville Riverfront Hotel acquisition for the year ended December 31, 2004. Costs such as depreciation and amortization as well as mortgage interest were excluded from the historical summary. See Notes 6 and 7 below.

(4)	Reflects the historical summary of gross income and direct operating expenses for the hotels and the Shell Island leasehold interest not included in the Predecessor’s financial statements, but which were acquired in the formation transactions, for the period January 1 to December 20, 2004. Costs such as depreciation and amortization as well as mortgage interest were excluded from the historical summary. See Notes 6 and 7 below.

(5)	Reflects an adjustment of the management fees of each hotel to 2.0% of gross revenue according to the management agreement with MHI Hotels Services, LLC. Management fees for the hotels acquired in the formation transactions will increase to 2.5% in 2005 and 3.0% in 2007 and thereafter.

(6)	Reflects the change in depreciation expense due to the acquisition of the minority interests of the Predecessor in the existing hotels and the acquisition of the Holiday Inn Brownstone, Hilton Philadelphia Airport, the Maryland Inn, and the Hilton Jacksonville Riverfront Hotel. Depreciation of the building (over 39 years) and furniture, fixtures and equipment (over an average of 7 years) is based on the historical and preliminary (in the case of the Hilton Jacksonville Riverfront Hotel) purchase price allocations in accordance with SFAS No. 141. Amortization of the Shell Island lease purchase of $3.5 million is being amortized over nine years.

(7)	Reflects the change in interest expense due to the retirement of some of the Predecessor’s existing mortgage obligations with proceeds of the Company’s initial public offering. Also reflected is the incremental interest expense related to the $18.0 million mortgage extended by an affiliate of the seller. See Note 2 to the Pro Forma Consolidated Balance Sheet.

(8)	Reflects elimination of equity in net income (loss) of minority interests of the Predecessor.

(9)	Reflects elimination of minority interest in the Predecessor.

(10)	Reflects the adjustment to establish a minority interest of approximately 39.4%. Average minority interest is calculated as if the 90,569 units in the operating partnership had been distributed at the beginning of the period.

(11)	Reflects the change in income tax expense related to MHI Hospitality TRS, LLC the Company’s wholly owned taxable REIT subsidiary. MHI Hospitality TRS, LLC, which leases the Company’s hotels from the Operating Partnership, is subject to federal and state income taxes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2005

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Name:	Andrew M. Sims
Title:	President and Chief Executive Officer